================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 10, 2005

                                WINDSORTECH, INC.
             (Exact Name of Registrant as Specified in its Charter)



            Delaware                     000-07539             13-2599131

(State or Other Jurisdiction of  (Commission File Number)   (IRS Employer
         Incorporation)                                   Identification Number)


                       70 Lake Drive, Hightstown, NJ 08520

                     (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (609) 426-4666



================================================================================

ITEM 2.02      Results of Operations and Financial Condition

(a) On May 10, 2005, Windsortech, Inc. issued a press release disclosing its financial results for the three months ended March 31, 2005. Text of the press release dated May 10, 2005, titled "Windsortech, d/b/a QSGI, Reports First Quarter Results" is furnished as Exhibit 99.1 to this current report.

(b) The following exhibits are being filed or furnished with this report:

ITEM 9.01      Financial Statements and Exhibits

Exhibit 99.1   a. Text of press release issued by WindsorTech, Inc. dated May
                  10, 2005, titled "Windsortech, d/b/a QSGI, Reports First Quarter Results"




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 WINDSORTECH, INC.


Date: May 12, 2005                          By:      /S/  Edward L. Cummings
                                                 -------------------------------
                                                     Edward L. Cummings
                                                 Vice President, Treasurer and
                                                 Chief Financial Officer